[EXHIBIT 10-10 CONTAINS MATERIAL THAT IS THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934]




                         AMENDMENT TO AGREEMENT



THIS AMENDMENT (the "Amendment') is made effective this _______ day of ___________, 1993 to that certain Volume Purchase Agreement dated January 31,
1992, ("the Agreement") by and between Sprint Communications Company L.P. ("Sprint"), and Executone Information Systems, Inc. ("Reseller"). Sprint and Reseller are referred to herein collectively as "Parties," and individually as a "Party."

In consideration for the mutual promises contained in the Agreement and this Amendment, the Parties hereby amend the Agreement as follows:

1. Subparagraph 1(a) is hereby stricken in its entirety and a new Subparagraph 1(a) is added to the Agreement to read as follows:

1.      Definitions

a) "Eligible Services" means: (1) services listed in Gross Monthly Volume Contributory and Eligible Table in Exhibit B which are eligible for the discounts provided herein; and (2) international services listed in the Gross International Monthly Volume Contributory and Eligible Table attached hereto which are eligible for the discounts provided herein.

2. Subparagraphs 1(f), 1(g), and 1(h) are hereby added to the Agreement to read as follows:

1.      Definitions

f) "Gross Monthly Volume" means the charges for Services provided under this Agreement priced at Tariff rates net of all credits or adjustments provided by Tariff.

g) "Gross International Monthly Volume" means the charges for international Services provided under this Agreement priced at Tariffed rates net of all credits or adjustments provided by Tariff less Network WATS charges or credit.

h) "Net Invoice" means the charges for Services priced in accordance with the discounts or special pricing provided for in this Agreement net of all credits or adjustments provided by Tariff or under this Agreement.

3.      Subparagraph 3(g) is hereby added to the Agreement to read as follows:

3.      The Transaction




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g) If Reseller  provides  network  access for Ultra WATS and Ultra 800  Service, then Reseller shall provide, at Reseller's expense, all access to the Sprint Point of Presence, or to the Service Wire Center (SWC). If Reseller provides access only to the SWC, then Reseller will be assessed both Non-Recurring Charges (NRC) and Monthly Recurring Charges (MRC) for Central Office Connection
(COC) and Entrance Facility Cost (EFC). If Reseller elects to provide access to Sprint's Point of Presence (POP), only NRC and MRC charges for COC will apply, and Reseller must not use Sprint's leased SWC-to-POP entrance facilities.

4. Ultra WATS/Ultra 800 (Sprint Provided and Customer Provided Access) pricing is added to Exhibit B to replace existing pricing and reads as follows:


Ultra Wats'r' (Sprint Provided Access)

                                                          Flat Rate Price
Gross Monthly Volume                                     Peak           Off Peak
- --------------------------------------------------------------------------------------
        $          0       -    $                        [CONFIDENTIAL MATERIAL OMITTED]
        $    100,000       -    $
        $    500,000       -    $
        $    750,000       -    $
        $  1,000,000       -    $
        $  2,000,000       -    $
         $ 3,000,000       +    $


Ultra 800 (Sprint Provided Access)

                                                          Flat Rate Price
        Gross Monthly  Volume                               Peak          Off Peak
       ----------------------------------------------------------------------------
       $          0       -      $                   [CONFIDENTIAL MATERIAL OMITTED]
       $    100,000       -      $
       $    500,000       -      $
       $    750,000       -      $
       $  1,000,000       -      $
       $  2,000,000       -      $
       $  3,000,000       +      $


Ultra Wats'r' (Customer Provided Access)

                                                          Flat Rate Price
        Gross Monthly Volume                             Peak         Off Peak
     ---------------------------------------------------------------------------
     $          0       -      $                   [CONFIDENTIAL MATERIAL OMITTED]
     $    100,000       -      $
     $    500,000       -      $
     $    750,000       -      $
     $  1,000,000       -      $
     $  2,000,000       -      $
     $  3,000,000       +      $


Ultra 800 (Customer Provided Access)


                                                          Flat Rate Price
        Gross Monthly Volume                           Peak         Off Peak
     --------------------------------------------------------------------------
         $         0        -   $                  [CONFIDENTIAL MATERIAL OMITTED]
         $   100,000        -   $
         $   500,000        -   $
         $   750,000        -   $
         $ 1,000,000        -   $
         $ 2,000,000        -   $
         $ 3,000,000        +   $


At least eighty percent (80%) of all Ultra WATS usage under this Agreement shall terminate in a Regional Bell Operating Company ("RBOC") NPA-NXX. At least eighty percent (80%) of all Ultra 800 usage under this Agreement shall originate in an RBOC NPA-NXX. If either of the above conditions are not satisfied then Sprint may, at its option, apply a $0.05 per minute surcharge to all traffic that fails to meet either condition.

For Ultra WATS/Ultra 800 Service (Sprint Provided and Customer Provided Access) there is no minimum daytime requirement.

5.      A new Paragraph 2 is added to Exhibit to read as follows:

2.      International Pricing

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A.     General Provisions

1) The total dollar amount of the discounts provided for in this Paragraph 2 shall be applied as a credit against the amount Reseller is invoiced for interstate usage, so long as the net amount invoiced for interstate usage exceeds the total dollar amount of such credit.

2) Discounts shall apply to Standard, Discount and Economy international calling periods.

3)      Discounts are applied 1 month in arrears - net of Network WATS

4)      Reseller will receive  Network WATS as prescribed in Sprint's Tariff No.
2 for  International  traffic (__   discounts on Standard,  Discount and Economy
calling periods).

B.      Additive Discount Schedule

1) Group 1 - Australia, Guam, Hong Kong, India, Japan, New Zealand, Singapore, Taiwan, United Kingdom.

          Gross International Monthly Volume
          ----------------------------------------------------------------
           $200K         $150K - 200K       $75K - 150K      $10K - 75K
                        [CONFIDENTIAL MATERIAL OMITTED]


2) Group 2 - Austria, Canada, Denmark, Finland, France, Germany, Hungary, Korea (South), Norway, Sweden, Switzerland, Venezuela.

          Gross International Monthly Volume
          ----------------------------------------------------------------
           $200K         $150K - 200K       $75K - 150K      $10K - 75K
                        [CONFIDENTIAL MATERIAL OMITTED]


3) Group 3 - Argentina, Belgium, Bermuda, Ireland, Kuwait, Malaysia, Saudia Arabia, South Africa, Spain, United Arab Emirates.

          Gross International Monthly Volume
          ----------------------------------------------------------------
           $200K         $150K - 200K       $75K - 150K       $10K - 75K
                        [CONFIDENTIAL MATERIAL OMITTED]

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


4) Group 4 - Brazil, Chile, China, Costa Rica, Greece, Israel, Italy, Mexico, Poland, Portugal, Thailand

          Gross International Monthly Volume
          ------------------------------------------------------------------
           $200K            $150K - 200K    $75K - 150K   $10K - 75K
                        [CONFIDENTIAL MATERIAL OMITTED]

C.      Gross International Monthly Volume Contributory and Eligible Table

The following table shows the type of usage- and product types that will contribute to the Gross International Monthly Volume levels and will be eligible for the Additive Discounts on international traffic.


CONTRIBUTORY ELIGIBLE NEITHER

TYPE OF USAGE:
Interstate            -      -      X
Intrastate            -      -      X
International         X*     X**    -
Directory Assistance  -      -      X
Operator Services     -      -      X
Location Fees         -      -      X
Channel Banks         -      -      X
Line Charges          -      -      X
Access Flow-through   -      -      X
Nonrecurring Charges  -      -      X
Taxes                 -      -      X

PRODUCTS:
Dial I WATS           X      X      -
FONCARD
Surcharge             X      -      -
Usage                 X      X      -
FONLINE 800           X      -      -
Ultra WATS'r'         X      X      -
Ultra 800             X      -      -


*       All countries

**      Eligible Countries listed in Paragraph 2.B. of this Exhibit


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6. It is  understood  and  agreed  that the Ultra  WATS and  Ultra 800  products provided for in Exhibit B herein shall not be eligible for the special Customer Appreciation Promotion provided for in that certain Sprint Customer Appreciation Program - Letter Agreement entered into by and between Sprint and Reseller on March 4, 1993.

7. All other terms and conditions of the Agreement and the Amendment shall remain in full force and effect.


EXECUTED effective the date first above written.

EXECUTONE INFORMATION                     SPRINT COMMUNICATIONS
SYSTEMS, INC.                             COMPANY L.P.



By: _________________________________     By: ______________________________

Name: _______________________________     Name: Daniel L. Pearce

Title: ______________________________     Title: Vice President & Gen. Mgr.DBG

Date: _______________________________     Date: _______________________________


                                       -6-


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